UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 18, 2023

Date of Report (Date of earliest event reported)

AMERICAN ACQUISITION OPPORTUNITY INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40233	86-1599759
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12115 Visionary Way Fishers, Indiana	46038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 855-9926

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one-half of one Redeemable Warrant	AMAOU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	AMAO	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	AMAOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The disclosure set forth in Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 5.07 SUBMISSION OF A MATTER TO A VOTE OF SECURITY HOLDERS.

On September 18, 2023, the Company held a Special Meeting of Stockholders (the “Special Meeting”). The record date for the stockholders entitled to notice of, and to vote at, the Special Meeting was August 24, 2023. At the close of business on that date, the Company had 3,252,111 shares of common stock issued and outstanding and entitled to be voted at the Special Meeting. Of the 3,252,111 shares of common stock issued and outstanding and entitled to be voted at the Special Meeting, 2,879,696 shares (or 88.549%), constituting a quorum, were represented in person or by proxy at the Special Meeting. At the Special Meeting, two proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission. Proposal 3 was not voted on at the Special Meeting. The final voting results were as follows:

Proposal 1

The Company’s stockholders approved the amendment to the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate a Business Combination from September 22, 2023  to October 31, 2023 (the “Extension Amendment Proposal”), based upon the voting results set forth below.

For	Against	Abstain
2,829,422	274	0

Proposal 2

The Company’s stockholders approved an amendment to the Investment Management Trust Agreement, dated March 17, 2021 and amended on March 21, 2022, September 22, 2022 and March 21, 2023, by and between Continental Stock Transfer & Trust Company and the Company (the “Trust Agreement”) to extend the liquidation date from September 22, 2023 to October 31, 2023 (the “Trust Amendment Proposal”), based upon the voting results set forth below.

For	Against	Abstain
2,879,422	274	0

2

Proposal 3

The Company had solicited proxies in favor a an adjournment proposal which would have given the Company authority to adjourn the meeting to solicit additional proxies. As there were sufficient shares voted in favor of all of the proposals, this proposal was not voted upon at the Special Meeting.

The Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation on September 21, 2023 reflecting the amendments approved at the Special Meeting. A copy of the Company’s Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference.

Important Information and Where To Find It

On June 28, 2022, the Company entered into an agreement and plan of merger (the “Merger Agreement”) by and among the Company, Royalty Management Corporation, an Indiana corporation (“RMC”) and Royalty Merger Sub Inc., an Indiana corporation and a wholly owned subsidiary of the Company (“Merger Sub”). Pursuant to the Business Combination Agreement, a business combination between the Company and RMC will be effected through the merger of Merger Sub with and into RMC, with RMC surviving the merger as a wholly owned subsidiary of the Company (the “Business Combination”).

 In connection with the Merger Agreement and transactions contemplated thereby, the Company has filed relevant materials with the SEC, including a Registration Statement on Form S-4, which included a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Special Meeting relating to the transaction. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY HAS FILED, AND MAY FILE, WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, RMC AND THE TRANSACTION. The Registration Statement, definitive proxy statement/prospectus, and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov).

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in the Company will be included in the proxy statement/prospectus for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available. Information about the Company’s directors and executive officers and their ownership of the Company Common Stock is set forth in the Company’s prospectus, dated March 17, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the sources indicated above.

RMC and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

3

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein (this “Current Report”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report regarding the proposed transactions contemplated by the Merger Agreement, including the benefits of the Merger, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Merger. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s and RMC’s managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the Merger Agreement and the proposed transaction contemplated thereby; (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or the shareholders of RMC or other conditions to closing in the Merger Agreement; (3) the inability to project with any certainty the amount of cash proceeds remaining in the Company’s trust account at the closing of the transaction; (4) the uncertainty relative to the cash made available to RMC at the closing should any material redemption requests be made by the Company’s stockholders (since the sources of cash projected in this press release assume that no redemptions will be requested by the Company stockholders); (5) the inability of the company post-closing to obtain or maintain the listing of its securities on Nasdaq following the business combination; (6) the amount of costs related to the business combination; (7) RMC’s ability to yield sufficient cash proceeds from the transaction to support its short-term operations and research and development efforts since the Merger Agreement requires no minimum level of funding in the trust account to close the transaction; (8) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the business combination; changes in applicable laws or regulations; (9) the ability of RMC to meet its post-closing financial and strategic goals, due to, among other things, competition; (10) the ability of the company post-closing to grow and manage growth profitability and retain its key employees; (11) the possibility that the company post-closing may be adversely affected by other economic, business, and/or competitive factors;(12) risks relating to the successful retention of RMC’s customers; (13) the potential impact that COVID-19 may have on RMC’s customers, suppliers, vendors, regulatory agencies, employees and the global economy as a whole; (14) the expected duration over which RMC’s balances will fund its operations; (15) and other risks and uncertainties described herein, as well as those risks and uncertainties indicated from time to time in the final prospectus of the Company for its initial public offering dated March 22, 2021 filed with the SEC and the proxy statement on Schedule 14A relating to the proposed business combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
3.1	Certificate of Amendment dated March 21, 2023 to Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2023

AMERICAN ACQUISITION OPPORTUNITY INC.

By:	/s/ Mark C. Jensen
Name:	Mark C. Jensen
Title:	Chief Executive Officer

5